UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                     FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 5, 2003  (April 15, 2003)


                        SYMONS INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


Indiana                         0-29042              35-1707115
(State  or  other               (Commission          (IRS  Employer
jurisdiction  of                File  Number)        Identification  No.)
incorporation)


                4720 Kingsway Drive, Indianapolis, Indiana 46205
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (317) 259-6300


                                 Not Applicable
          (Former name or former address, if changed since last report)

Item  5.     Other  Events.

     Symons International Group, Inc. (the "Company") was unable to finalize its financial statements for the year ended December 31, 2002 by the extended due date for filing its Annual Report on Form 10-K pending the completion of the audit by BDO Seidman, LLP, the Company's independent auditor ("BDO"), of the financial statements of the Company's insurance company subsidiaries due to actuarial analysis of the Company's reserve amounts performed by the consulting actuary retained by BDO in connection with the 2002 audit. The Company expects to finalize its financial statements and file its Annual Report on Form 10-K no later than May 16, 2003.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  May  5,  2003                    SYMONS  INTERNATIONAL  GROUP,  INC.

                                    By:  s/  Douglas  H.  Symons____________
                                         -----------------------------------
                                         Chief  Executive  Officer